Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 80,700,556 Shares
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Supplement No. 1 dated November 28, 2016
to
Prospectus dated November 2, 2016
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This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 2, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest.

Distributions
On November 22, 2016, our board of directors declared a series of distributions for the months of December 2016 through February 2017. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02138	December 2, 2016	January 3, 2017
$0.02138	December 9, 2016	January 3, 2017
$0.02138	December 16, 2016	January 3, 2017
$0.02138	December 23, 2016	January 3, 2017
$0.02138	December 30, 2016	January 3, 2017
$0.02138	January 6, 2017	January 30, 2017
$0.02138	January 13, 2017	January 30, 2017
$0.02138	January 20, 2017	January 30, 2017
$0.02138	January 27, 2017	January 30, 2017
$0.02138	February 3, 2017	February 27, 2017
$0.02138	February 10, 2017	February 27, 2017
$0.02138	February 17, 2017	February 27, 2017
$0.02138	February 24, 2017	February 27, 2017

On November 22, 2016, our board of directors declared a bonus distribution for the month of December 2016. Stockholders of record as of the record date will be entitled to receive the distribution. Below are the details for the bonus distribution:

Amount Per Share	Record Date	Payment Date
$0.09696	December 30, 2016	January 3, 2017

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.

Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if our shares are sold at a price below your original investment.